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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported): January 31, 2002


               CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of January 1, 2002, providing for the issuance of the CWMBS, INC., CHL Mortgage Pass-Through Trust 2002-J1, Mortgage Pass-Through Certificates, Series 2002-
               J1).


                                  CWMBS, INC.
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            (Exact name of registrant as specified in its charter)


             Delaware                 333-74674                95-4449516
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  (State of Other Jurisdiction       (Commission           (I.R.S. Employer
         of Incorporation)           File Number)         Identification No.)

                     4500 Park Granada
                  Calabasas, California                            91302
           ---------------------------------                 ----------------
                 (Address of Principal                           (Zip Code)
                   Executive Offices)

       Registrant's telephone number, including area code (818) 225-3240
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Item 5.       Other Events.
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Filing of Computational Materials
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     In connection with the offering of the Mortgage Pass-Through
Certificates, Series 2002-J1, Countrywide Securities Corporation ("CSC"), as the Underwriter of the Underwritten Certificates, has prepared certain materials (the "CSC Computational Materials") for distribution to its potential investors. Although the Company provided CSC with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the CSC Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The CSC Computational Materials, listed as Exhibit 99.1 hereto, are filed on Form SE dated January 31, 2002.


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* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated January 16, 2001 and the prospectus supplement dated January 28, 2002, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2002-J1.

Item 7.    Financial Statements, Pro Forma Financial
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           Information and Exhibits.
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(a)    Not applicable.

(b)    Not applicable.

(c)    Exhibits:

       99.1 CSC Computational Materials filed on Form SE dated January 31, 2002

                                   Signature

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CWMBS, INC.




                                              By: / s / Celia Coulter
                                                  -------------------------
                                              Celia Coulter
                                              Vice President


Dated:  January 31, 2002

                                 Exhibit Index
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Exhibit                                                                  Page
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99.1  CSC Computational Materials filed on Form SE dated
      January 31, 2002.                                                    6

                                 EXHIBIT 99.1
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       CSC Computational Materials filed on Form SE dated January 31, 2002.